Exhibit 32.1 to Form 10-QSB

                    Certification of Chief Executive Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Cecil a. Brooks does hereby certify that the Quarterly Report of Cornerstone Ministries Investments, Inc. on Form 10-QSB for the three months ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2005
/s/ Cecil A. Brooks, Chairman, President and Chief Executive Officer
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Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

John T. Ottinger, does hereby certify that the Quarterly Report of Cornerstone Ministries Investments, Inc. on Form 10-QSB for the three months ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 10, 2005
/s/ John T. Ottinger, Vice President and Chief Operating Officer
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